DEAN WITTER REALTY YIELD PLUS, L.P.

EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO

                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Dean Witter Realty Yield Plus, L.P. (the "Partnership") on Form 10-Q for the period ending September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William B. Smith, Chairman and Chief Executive Officer of Dean Witter Realty Yield Plus Inc., the Managing General Partner of the Partnership, certify pursuant to Section 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.


/s/ William B. Smith
---------------------------------------
William B. Smith
Chairman and Chief Executive Officer
Dean Witter Realty Yield Plus Inc., as
Managing General Partner of Dean Witter
Realty Yield Plus, L.P.


Date: November 14, 2002